Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated December 14, 2018
(to Prospectus dated May 2, 2018, as supplemented from time to time)

EAGLE POINT CREDIT COMPANY INC.

$100,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

This prospectus supplement supplements the prospectus supplement dated November 30, 2018, or the “November Prospectus Supplement”, and the accompanying prospectus thereto dated May 2, 2018, or the “Base Prospectus.” The Base Prospectus, the November Prospectus Supplement and this prospectus supplement are collectively referred to as the “Prospectus.” The Prospectus relates to the offering of $100,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with B. Riley FBR, Inc. (as successor to FBR Capital Markets & Co.), or the “Sales Agreement.” This prospectus supplement provides certain updated financial information for the Company as of November 30, 2018.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-21 of the November Prospectus Supplement and page 18 of the Base Prospectus.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

As of December 17, 2018, our office, the office of our Adviser and each of our officers and directors are located at 600 Steamboat Road, Suite 202, Greenwich, CT 06830.

UPDATED FINANCIAL INFORMATION

Status of the Offering

The number of shares of our common stock and Series B Term Preferred Stock sold in this offering, the gross proceeds raised, the net proceeds to us before offering and transaction expenses and the related sales agent commissions are as follows:

	Number of Shares of Common Stock	Number of Shares of Series B Term Preferred Stock	Gross Proceeds	Aggregate Sales Agent Commissions	Net Proceeds (Before Offering and Transaction Expenses)
Fourth Quarter (through December 13, 2018)	—	3,883	100,036	2,001	98,035
Total	—	3,883	$100,036	$2,001	$98,035

Estimated Financial Information as of November 30, 2018

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of November 30, 2018 was between $14.10 and $14.20.